Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1998, included in New Horizon Kids Quest, Inc.'s Form 10- KSB for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.




                                             /s/ ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
April 8, 1998.